Exhibit 23.6

(Part 1of 3)

September 19, 2017

Dr. José Antonio González Anaya

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México

México

Dear Dr. González Anaya:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2016 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves as of January 1, 2017, for 72 fields located in Poza Rica-Altamira District in the North Region of Mexico, which audit letter was originally filed as Exhibit 10.4 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:DCC

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH 214-969-5401 ● FAX 214-969-5411

Exhibit 23.6

(Part 2 of 3)

September 19, 2017

Dr. José Antonio González Anaya

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México

México

Dear Dr. González Anaya:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2016 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves as of January 1, 2017, for 26 fields located in the Litoral de Tabasco District in the Southwest Marine Region of Mexico, which audit letter was originally filed as Exhibit 10.4 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:DCC

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH 214-969-5401 ● FAX 214-969-5411

Exhibit 23.6

(Part 3 of 3)

September 19, 2017

Dr. José Antonio González Anaya

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

11300 Ciudad de México

México

Dear Dr. González Anaya:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in the Registration Statement on Form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2016 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, plant liquids, dry gas, and oil equivalent reserves as of January 1, 2017, for 27 fields located in the Aceite Terciario del Golfo District in Veracruz in the Southeast Marine Region of Mexico, which audit letter was originally filed as Exhibit 10.4 to the Form 20-F. The estimates included in our report were prepared in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:	/s/ ROBERT C. BARG
Robert C. Barg, P.E.
President

RCB:DCC

2100 ROSS AVENUE, SUITE 2200 ● DALLAS, TEXAS 75201-2737 ● PH 214-969-5401 ● FAX 214-969-5411